EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
DOLE FOOD COMPANY, INC.
      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and is filed with respect to the annual report on Form 10-K (the “Form 10-K”) for the year ended January 1, 2005 of Dole Food Company, Inc. (the “Issuer”). I, David H. Murdock, Chairman of the Board and Chief Executive Officer of the Issuer, certify that to the best of my knowledge:

(i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ David H. Murdock
_______________________________________ David H. Murdock
Chairman and Chief Executive Officer
Dated: March 31, 2005